UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 29, 2012


                           SKY HARVEST WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52410                      N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

710 - 890 West Pender Street, Vancouver, British Columbia         V6J 1J9
          (Address of principal executive offices)               (Zip Code)

                                 (604) 267-3041
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this item is included under Item 3.02 of this current report on Form 8-K.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

On May 28, 2012, we issued an aggregate of 818,000 shares of common stock to seven investors in a non-brokered private placement, at a purchase price of $0.25 per share, for gross proceeds of $204,500 pursuant to various subscription agreements.

All of the investors were not U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and they purchased our shares in transactions outside of the United States. In issuing shares to this investor we relied on the registration exemption provided for in Regulation S of the Securities Act of 1933. The certificates representing the common shares each bear a restrictive legend in accordance with Regulation S. In addition, we and the purchaser have complied or will comply with the following requirements of Regulation S:

     1.   the offer or sale was made in an offshore transaction;

     2.   we did not make any directed selling efforts in the United States;

     3. no offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

     4. the purchaser of the securities certified that it was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

     5. the purchaser of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act; and

     6. we are required to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1   Form of Private Placement Subscription Agreement (Non US Purchasers)

99.1   News release dated May 29, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY HARVEST WINDPOWER CORP.


/s/ William Iny
---------------------------
William Iny
President and CEO

Date: May 29, 2012


                                       3